UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
Pursuant  to  Section  13  or  15(d)  of  the  Securities  Exchange  Act of 1934


        Date of Report (Date of Earliest Event Reported): August 26, 2004


                          CHINA WORLD TRADE CORPORATION
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)

                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)

                                    000-26119
                                    ---------
                            (Commission File Number)

                                   87-0629754
                                   ----------
                 (I.R.S.  Employer  Identification  No.)

                   4th Floor, Goldlion Digital Network Center
                           138 Tiyu Road East, Tianhe
                            Guangzhou, The PRC 510620
              -----------------------------------------------------
             (Address of Principal Executive Offices)     (Zip Code)

                               011-8620-3878-0286
                               ------------------
              (Registrant's Telephone Number, Including Area Code)


          -----------------------------------------------------------
          Former Name or Former Address, if changed since last report


     This Current Report on Form 8-K is filed by China World Trade Corporation, a Nevada corporation (the "Registrant"), in connection with the matters described herein.

Section  3  -  Securities  and  Trading  Markets.

Item  3.02  Unregistered  Sale  of  Equity  Securities.

On August 26, 2004, the Registrant entered into a Securities Purchase Agreement with the Purchasers listed in Schedule 1 thereto providing for the issuance by the Registrant to the Purchasers, pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 promulgated thereunder, of the (i) number of shares of Common Stock, and (ii) Series A Warrants set forth opposite each Purchaser's name on Schedule 1, subject to an option in favor of the Purchasers to purchase additional shares of common stock and receive additional warrants in their sole discretion. The purchase price per share of the common stock was fixed by the Registrant at $1.50 per share, and as of August 26, 2004, certain Purchasers had signed the Securities Purchase Agreement committing to acquire in the aggregate 433,333 shares of common stock for an aggregate purchase price of $650,000. At Closing, such purchasers will also be issued 216,666 five-year Series A Warrants to purchase that number of shares at an exercise price equal to $2.50 per share, without additional consideration. In addition, the Registrant has granted each Purchaser an option (the "Option") to purchase that number of shares equal to the number of shares initially purchased by the Purchaser on the Closing Date (the "Firm Shares"). Upon exercise of the Option at a purchase price of $3.00 per share of common stock, the Purchaser would also receive, without additional consideration, five-year Series B Warrants to purchase 50% of the Firm Shares at an exercise price equal to $4.00 per share.

The Registrant plans to sell up to 2,000,000 Firm Shares in this offering. If all of the Firm Shares and Option Shares are subscribed to by the Purchasers, the Registrant could issue and sell up to 4,000,000 shares of common stock, and 1,000,000 Series A Warrants and 1,000,000 Series B Warrants. On a fully sold and fully exercised basis, the offering could result in the issuance of 6,000,000 shares of common stock for an aggregate consideration to the Registrant of $15,500,000 (less transaction costs), which would cause a percentage increase in the outstanding shares of common stock of the Registrant equal to 23.6%, based on 25,461,366 shares of common stock outstanding as of July 31, 2004. Of course, there can be no assurance that the Registrant will sell or have exercised by the holders such amount of Firm Shares, Option Shares, Series A Warrants or Series B Warrants. However, the Registrant has retained the services of Duncan Capital LLC to act as Placement Agent in connection with the offering and the Placement Agent has agreed to use its best efforts to offer the securities of the Registrant for sale. In connection therewith, Duncan Capital has agreed to compensation for its services equal to (i) a cash fee of ten percent (10%) of the aggregate purchase price of the shares of common stock and warrants as and when delivered by the Escrow Agent (as hereafter defined) to the Purchasers (a "Cash Fee"), (ii) the issuance to the Placement Agent of five-year non-cashless exercised provisioned warrants (the "Agent's Warrants") at an exercise price of $2.50 per share to purchase such number of shares of Common Stock as shall equal ten percent (10%) of the aggregate number of shares sold in the offering and shares exercised upon exercise of the Series A Warrants and Series B Warrants as of the Closing, (iii) a Cash Fee upon the Registrant's receipt of proceeds, if any, upon the exercise of the Series A Warrants and Series B Warrants by the Purchasers. The Placement Agent is also entitled to reimbursement for its actual out-of-pocket expenses incurred in connection with the offering, including, without limitation, its reasonable legal expenses and Escrow Agent fees, as well as indemnification by the Registrant for Securities Act violations, subject to certain exceptions.

On August 26, 2004, the Registrant also entered into a Registration Rights Agreement with the investors signatory thereto, which provides that on or prior to 45 days after the Escrow Date (as defined), the Registrant shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities (defined as the Firm Shares, Option Shares, shares issuable upon exercise of the Agent's Warrants and shares issuable upon exercise of the Series A Warrants and the Series B Warrants) for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act. In addition, the Registration Rights Agreement also contains certain piggy-back registration rights in favor of the holders of Registrable Securities. All fees and expenses incident to the performance of or compliance with the Registration Rights Agreement are to be borne by the Registrant. In addition, the Registrant agrees to indemnify and hold harmless each holder of Registrable Securities from and against, among other things, losses arising out of or relating to any untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, subject to certain exceptions.

The Securities Purchase Agreement has certain conditions precedent to the Purchaser's obligations to close and purchase shares of common stock thereunder, including the following: (i) the execution and delivery of the Registration Rights Agreement, (2) a legal opinion of Company Counsel in form and substance satisfactory to the Purchasers and the Placement Agent, (3) a certificate of the Chief Executive Officer of the Registrant, which states, among other things, that the Registrant has complied in all material respects with all of its covenants and agreements set forth in the Transaction Documents (as defined),
(4) a certificate of the Secretary certifying, among other things, the effectiveness of the Board of Directors resolutions approving the Transaction Documents, the Placement Agent's compensation and the Offering, and (5) evidence satisfactory to the Placement Agent that the Registrant has completed the acquisition of 51% of the equity of Guangdong New Generation Commercial Management Co., Ltd. Such acquisition and the related closing thereof are disclosed in Registrant's Current Reports on Form 8-K, filed with the Commission on July 16, 2004 and August 13, 2004. Finally, there are conditions precedent to the Registrant's obligation to close a sale of any common stock to the Purchasers, the most notable of which is the receipt of payment for the Firm Shares from the Escrow Agent.

All funds paid under the Securities Purchase Agreement are to be deposited by the Registrant in escrow with the Continental Stock Transfer & Trust Company (the "Escrow Agent") pursuant to an escrow agreement, by and among the Escrow Agent, the Registrant, and the Placement Agent (the "Escrow Agreement"). On the Closing Date, the Escrow Agent shall deliver to the Purchasers the Firm Shares, Series A Warrants, and the net purchase price shall be delivered by the Escrow Agent to the Registrant. The Escrow Agent shall also act as the escrow agent in connection with the closing, if any, of the Options. The Escrow Agreement and the Securities Purchase Agreement contemplate more than one closing under the Securities Purchase Agreement.

The issuance of the Firm Shares, Option Shares, Series A Warrants and Series B Warrants will be made in reliance on an exemption from registration provided by
Section 4(2) under the Securities Act, and Rule 506 thereunder. In connection with the offering, the Registrant has agreed to cause to be filed with the Commission a Form D within fifteen days of each closing. There are many facts which have been relied upon by the Registrant in its assertion of a claim of exemption from registration. First, the Purchasers have represented that they are "accredited" investors as such term is defined in Rule 501 of the Securities Act. In addition, they have represented that they, either alone or together with their representatives, have such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investments in the securities, and have so evaluated the merits and risks of such investments. Moreover, each Purchaser is able to bear the economic risk of an investment in the securities and, at the present time, is able to afford a compete loss of such investment. Finally, each Purchaser is not purchasing the securities as a result of any general solicitation, and is purchasing them for his own account for investment purposes. As mentioned above, a Registration Statement will be prepared for the sale of the Registrable Securities and will be filed with the Commission within 45 days of the Escrow Date.

A copy of the Securities Purchase Agreement, the Registration Rights Agreement and the Escrow Agreement are attached as Exhibits 10.1, 10.2 and 10.3, respectively, hereto. The description of each such agreement set forth above is qualified in its entirety by the text of each respective exhibit.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


CHINA  WORLD  TRADE  CORPORATION


By:  /s/  John  Hui
     --------------
     John  Hui
     President


Date:  September  1,  2004




                                  EXHIBIT INDEX

Exhibit
Number            Description
-------           -----------

10.1              Securities  Purchase  Agreement,  dated  August  26,  2004.

10.2              Registration  Rights  Agreement,  dated  August  26,  2004.

10.3              Escrow  Agreement,  dated  August  26,  2004.